                                                                    EXHIBIT 10.4

                                    FORM OF
                             STOCK OPTION AGREEMENT
                             ----------------------


          STOCK OPTION AGREEMENT, dated as of December 31, 1996, between CDW Holding Corporation, a Delaware corporation (the "Company"), and the Grantee whose name appears on the signature page hereof (the "Grantee").

                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Board of Directors of the Company (the "Board") has designated the Compensation and Benefits Committee of the Board (the "Committee") to administer the Company's Stock Option Plan for Branch Employees (the "Plan"); and

          WHEREAS, the Board has determined to grant to the Grantee, under the Plan, a non-qualified stock option to purchase the aggregate number of shares of its Class A Common Stock, par value $.01 per share (the "Common Stock") set forth on the signature page hereof (the "Shares") at an exercise price of $195.40 per Share;

          NOW, THEREFORE, to evidence the stock option so granted, and to set forth its terms and conditions under the Plan, the Company and the Grantee hereby agree as follows:

          1.   Confirmation of Grant; Option Price.  The Company hereby grants
               -----------------------------------
to the Grantee, effective as of the date hereof, an option (the "Option") to purchase the Shares at an option price of $195.40 per share (the "Option Price"). The Option is not intended to be an incentive stock option under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Option granted hereunder are subject to, the terms and conditions of the Plan.

          2.  Exercisability.  Except as otherwise provided in this Agreement,
              --------------
the Option shall become available for exercise, subject to the provisions hereof, in one-third installments on each of the first, third and fifth anniversaries of the date of this Agreement, provided that the Committee may
                                             --------
accelerate the exercisability of any Option, all Options or any class of Options, at any time and from time to time. Shares eligible for purchase may thereafter be purchased, subject to the provisions hereof, and pursuant to and subject to the provisions contained in the Management Stock Subscription Agreement (as defined in Section 5) related to such Shares, at any time and from time to time on or after such anniversary until the date one day prior to the date on which the Option terminates.

          3.  Termination of Option.
              ---------------------

          (a) Normal Termination Date.  Unless an earlier termination date is
              -----------------------
specified in Section 3(b), the Option shall terminate on the tenth anniversary of the date hereof (the "Normal Termination Date").

          (b) Early Termination.  If the Grantee's Active Employment (as defined
              -----------------
below) is voluntarily or involuntarily termination for any reason whatsoever prior to the Normal Termination Date, any portion of the Option that has not become exercisable on or before the effective date of such termination of employment shall terminate on such effective date. Any portion of the Option that has become exercisable on or before the date of the Grantee's termination of Active Employment shall, subject to the provisions of Section 4(c), remain exercisable for whichever of the following periods is applicable, and if not exercised within such period, shall terminate upon the expiration of such period: (i) if the Grantee's Active Employment is terminated by reason of the
          -
Grantee's death, Permanent Disability or Retirement at Normal Retirement Age (each an "Extraordinary Termination"), then any Options held by the Grantee and then exercisable shall remain exercisable solely until the first to occur of
(A) the first anniversary of the Grantee's
 -
termination of employment or (B) the expiration of the term of the Option, and
                              -
(ii) if the Grantee's Active Employment is terminated for any reason other than
 --
an Extraordinary Termination or for Cause, then any then exercisable Options held by such Grantee shall remain exercisable for a period of sixty days after the earlier of (x) the expiration of the Second Purchase Period (as defined in
                -
Section 4(c)(i)) and (y) receipt by the Grantee of written notice that The
                      -
Clayton & Dubilier Private Equity Fund IV Limited Partnership (the "C&D Fund") does not intend to exercise its right to purchase pursuant to Section 4(c)(i). Notwithstanding anything else contained in this Agreement, if the Grantee's Active Employment is terminated by the Company for Cause, then all Options (whether or not then exercisable) shall terminate and be canceled immediately upon such termination, regardless of whether then exercisable. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continue in the employ of the Company or any of its direct or indirect subsidiaries, or to interfere with or limit in any way the right of the Company or any of its direct or indirect subsidiaries to terminate such employment at any time.

          4.  Restrictions on Exercise; Non-Transferability of Option;
              --------------------------------------------------------
Repurchase of Option.
--------------------

          (a) Restrictions on Exercise.  The Option may be exercised only with
              ------------------------
respect to full shares of Common Stock. No fractional shares of Common Stock shall be issued. Notwithstanding any other provision of this Agreement, the Option may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, (i) unless all requisite approvals and
                                         -
consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured, (ii) unless the purchase of the
                                                  --
Shares upon the exercise of the Option shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Shares shall have been registered under such laws, (iii)
                                                                            ---
unless all applicable U.S. federal, state
and local and non-U.S. tax withholding requirements shall have been satisfied and (iv) if such exercise would result in a violation of the terms or provisions
     --
of or a default or an event of default under any of the Financing Agreements (as such term is defined in Section 9). The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in clause
(i) of the preceding sentence, to satisfy the withholding requirements referred to in clause (iii) of the preceding sentence and to obtain the consent of the parties to the Financing Agreements referred to in clause (iv) of the preceding sentence so as to permit the Option to be exercised.

          (b) Non-Transferability of Option.  Except as contemplated by Section
              -----------------------------
4(c), the Option may be exercised only by the Grantee or by his estate. Except as contemplated by Section 4(c), the Option is not assignable or transferable, in whole or in part, and it may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon his death, provided that the deceased Grantee's beneficiary or the representative of his estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Grantee.

          (c) Repurchase of Option on Termination of Employment.
              -------------------------------------------------

              (i)    Termination of Employment.  If the Grantee's Active
                     -------------------------
     Employment is terminated for any reason, the Company or WESCO shall have an option to purchase all (but not less than all) of the portion of the Option that is exercisable on the effective date of termination of Active Employment (the "Covered Option"), and shall have 30 days from the date of the

     Grantee's termination (the "First Purchase Period") during which to give notice in writing to the Grantee (or if his Active Employment was terminated by his death, his estate) of its election to exercise or not to exercise such right to purchase the Covered Option. The Company and WESCO hereby undertake to use reasonable efforts to act as promptly as practicable following such termination to make such election. If the Company or WESCO fails to give notice that it intends to exercise its right to purchase the Covered Option within the First Purchase Period, the C&D Fund shall have the right to purchase the Covered Option and shall have until the expiration of the earlier of (x) 30 days following the end of the
                                             -
     First Purchase Period, or (y) 30 days from the date of receipt by the C&D
                                -
     Fund of written notice that neither the Company nor WESCO does not intend to exercise such right (the "Second Purchase Period"), to give notice in writing to the Grantee (or his estate) of the C&D Fund's exercise of its right to purchase the Covered Option. If the rights to purchase the Covered Option of the Company and the C&D Fund granted in this subsection are not exercised as provided herein, the Grantee (or his estate) shall be entitled to retain the Covered Option, subject to all of the provisions of this Agreement.

              (ii)   Purchase Price, etc.  All purchases pursuant to this
                     -------------------
     Section 4(c) by the Company or the C&D Fund shall be for a purchase price and in the manner prescribed by Sections 4(g), (h) and (i).

          (d) Certain Definitions.  As used in this Agreement the following
              -------------------
terms shall have the following meanings:

              (i)    "Active Employment" shall mean active employment with the
                      -----------------
     Company or any direct or indirect subsidiary of the Company.

              (ii)   "Cause" shall mean (A) the willful failure by the Grantee
                      -----              -
     substantially to perform his
     employment-related duties (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Grantee by the Director of Human Resources, which notice identifies the manner in which the Director of Human Resources, believes that the Grantee has not substantially performed his employment-related duties, (B)
                                                                             -
     the engaging by the Grantee in willful and serious misconduct that is injurious to the Company or any of its affiliates, (C) the conviction of
                                                         -
     the Grantee of, or the entering by the Grantee of a plea of nolo contendere
                                                                 ---- ----------
     to, a crime that constitutes a felony, or (D) the breach (including but not
                                                -
     limited to the material or willful failure to cure a breach) by the Grantee of any written covenant or agreement with the Company or any of its affiliates not to disclose any information pertaining to the Company or any of its affiliates or not to compete or interfere with the Company or any of its affiliates.

              (iii)  "Retirement at Normal Retirement Age" shall mean retirement
                     -----------------------------------
     at age 65 or later.

              (iv)   "Permanent Disability" shall mean a physical or mental
                      --------------------
     disability or infirmity that prevents the performance of such Grantee's employment-related duties lasting (or likely to last, based on competent medical evidence presented to the Director of Human Resources) for a continuous period of six months or longer. The Director of Human Resource's reasoned and good faith judgment of Permanent Disability shall be final, binding and conclusive on all parties hereto and shall be based on such competent medical evidence as shall be presented to it by the Grantee or by any physician or group of physicians or other competent medical expert employed by the Grantee or the Company to advise the Director of Human Resources.

          (e) Notice of Termination.  The Company shall give written notice of
              ---------------------
any termination of the Grantee's

Active Employment to the C&D Fund, except that if such termination (if other than as a result of death) is by the Grantee, the Grantee shall give written notice of such termination to the Company and the Company shall give written notice of such termination to the C&D Fund.

          (f) Public Offering.  In the event that an underwritten public
              ---------------
offering in the Untied States of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing (a "Public Offering") has been consummated, neither the Company nor the C&D Fund shall have any rights to purchase the Covered Option pursuant to this Section 4.

          (g) Purchase Price.  Subject to Section 9(c), the purchase price to be
              --------------
paid to the Grantee (or his estate) for the Covered Option (the "Purchase Price") shall be equal to the difference between (A) the fair market value (the
                                                  -
"Fair Market Value") of the Shares which may be purchased upon exercise of the Covered Option as of the effective date of the termination of employment that gives rise to the right to repurchase and (B) the aggregate exercise price of
                                           -
the Covered Option. Whenever determination of the Fair Market Value of the Shares is required by this Agreement, such Fair Market Value shall be such amount as is determined in good faith by the Board. In making a determination of Fair Market Value, the Board shall give due consideration to such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and a valuation of the Shares. The valuation that is in effect as of December 31, 1996, which was prepared by an independent valuation firm chosen by the Board, shall be used to determine the Purchase Price. The determination of Fair Market Value will not give effect to any restrictions on transfer of the Shares or the fact that such Shares would represent a minority interest in the Company. The Fair Market Value as determined in good faith by the Board in the absence of fraud shall be binding and conclusive upon all parties hereto and the C&D Fund, and in any event the Grantee agrees to accept and shall not challenge any determination of Fair Market Value made by the Board, so long as the Fair Market Value thus determined is at least equal to $195.40 per share. If the Company subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares after the Board shall have determined the Purchase Price for the Shares (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Purchase Price shall be appropriately adjusted to reflect such subdivision or combination, and the Board's determination as to any such adjustment in good faith shall be binding and conclusive on all parties hereto and the C&D Fund.

          (h) Payment.  Subject to Section 9, the completion of a purchase
              -------
pursuant to this Section 4 shall take place at the principal office of the Company on the tenth business day following the receipt by the Grantee of the C&D Fund's or the Company's notice of its exercise of the right to purchase the Covered Option pursuant to Section 4(c). The Purchase Price shall be paid by delivery to the Grantee of a certified or bank check for the Purchase Price payable to the order of the Grantee, against delivery of such instruments as the Company may reasonably request signed by the Grantee, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature.

          (i) Application of the Purchase Price to Certain Loans.  The Grantee
              --------------------------------------------------
agrees that the Company and the C&D Fund shall be entitled to apply any amounts to be paid by the Company or the C&D Fund, as the case may be, to repurchase the Covered Option pursuant to this Section 4 to discharge any indebtedness of the Grantee to the Company or any of its direct or indirect subsidiaries, or indebtedness that is guaranteed by the Company or any of its direct or indirect subsidiaries, including, but not limited to, any indebtedness of the Grantee incurred to purchase any shares of Common Stock.

          (j) Withholding.  Whenever Shares are to be issued pursuant to the
              -----------
Option, the Company may require the recipient of the Shares to remit to the Company an amount sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements. In the event any cash is paid to the Grantee pursuant to this Section 4, the Company shall have the right to withhold an amount from such payment sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements. If shares of Common Stock are traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted on the Nasdaq National Market ("NASDAQ") operated by the National Association of Securities Dealers, Inc., the Company may, if requested by the Grantee, withhold shares to satisfy applicable withholding requirements, subject to the provisions of the Plan and any rules adopted by the Board or the Committee regarding compliance with applicable law, including, but not limited to, Section 16(b) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

          5.  Manner of Exercise.  To the extent that the Option shall have
              ------------------
become and remains exercisable as provided in Section 2 and subject to such reasonable administrative regulations as the Board or the Committee may have adopted, the Option may be exercised, in whole or in part, by notice to the Secretary of the Company in writing given 15 business days prior to the date on which the Grantee will so exercise the Option (the "Exercise Date"), specifying the number of Shares with respect to which the Option is being exercised (the "Exercise Shares") and the Exercise Date, provided that if shares of Common Stock are traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted over NASDAQ, notice may be given five business days before the Exercise Date. On or before the Exercise Date, the Company and the Grantee shall enter into a Management Stock Subscription Agreement (the "Management Stock Subscription Agreement") substantially in the form attached hereto as Annex 1, or in such other form as may be agreed upon by the Company and the Grantee, such Management Stock Subscription Agreement to contain (unless a Pubic Offering shall have occurred prior to the Exercise Date) provisions corresponding to Section 4(c) hereof. In accordance with the Management Stock Subscription Agreement, (a) on
                                                                         -
or before the Exercise Date, the Grantee shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash, or cash equivalent satisfactory to the Company, and in an amount equal to the product of the number of Exercise Shares and $195.40 (the "Exercise Price") and (b) on
                                                                         -
the Exercise Date, the Company shall deliver to WESCO to hold on behalf of the Grantee a certificate or certificates representing the Exercise Shares, registered in the name of the Grantee. If shares of Common Stock are traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted over NASDAQ, the Grantee may, in lieu of cash, tender shares of Common Stock having a market price on the Exercise Date equal to the Exercise Price or may deliver a combination of cash and shares of Common Stock having a market price equal to the difference between the Exercise Price and the amount of such cash as payment of the Exercise Price, subject to such rules and regulations as may be adopted by the Board or the Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary (i)
                                                                             -
to evidence such exercise, (ii) to determine whether registration is then
                            --
required under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and (iii) to comply with or satisfy the requirements of the Securities
            ---
Act, applicable state or non-U.S. securities laws or any other law. Prior to a public offering, Holding shall deliver to WESCO to hold on behalf of the Grantee, a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof.

          6.  Grantee's Representations, Warranties and Covenants.
              ---------------------------------------------------

          (a) Investment Intention.  The Grantee represents and warrants that
              --------------------
the Option has been, and any Exercise Shares will be, acquired by him solely for his own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of all or any portion of the Option or any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any portion of the Option or any of the Exercise Shares), except in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Grantee further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of the related Management Stock Subscription Agreement shall have been complied with or have expired.

          (b) Legend.  The Grantee acknowledges that any certificate
              ------
representing the Exercise Shares shall bear an appropriate legend, which will include, without limitation, the following language:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF ___________________, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON

     FILE WITH THE SECRETARY OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF FEBRUARY 28, 1994, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS
     (i)(A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
      -  -
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL
                                                    -
     HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT
     THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION,
             -
     REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS
                                                    --
     PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

          (c) Securities Law Matters.  The Grantee acknowledges receipt of
              ----------------------
advice from the Company that (i) the Exercise Shares have not been registered
                              -
under the Securities Act or qualified under any state securities or "blue sky" laws, (ii) it is not anticipated that there will be any public market for the
       --
Exercise Shares, (iii) the Exercise Shares must be held indefinitely and the
                  ---
Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless the Exercise Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 under the Securities Act ("Rule 144") is not presently
            --
available with respect to the sales of any securities of the Company and the Company has made no covenant to make Rule 144 available, (v) when and if the
                                                          -
Exercise Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) the Company does not plan to file
                                    --
reports with the Commission or make public information concerning the Company available unless required to do so by law or by the terms of its Financing Agreements (as hereinafter defined), (vii) if the exception afforded by Rule 144
                                      ---
is not available, sales of the Exercise Shares may be difficult to effect because of the absence of public information concerning the Company, (viii) a
                                                                      ----
restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Exercise Shares and (ix) a notation shall be
                                                   --
made in the appropriate records of the Company indicating that the Exercise Shares are subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise Shares.

          (d) Compliance with Rule 144.  If any of the Exercise Shares are to be
              ------------------------
disposed of in accordance with Rule 144 under the Securities Act, the Grantee shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

          (e) Ability to Bear Risk.  The Grantee covenants that he will not
              --------------------
exercise all or any portion of the Option unless (i) the financial situation of
                                                  -
the Grantee is such that he can afford to bear the economic risk of holding the Exercise Shares for an indefinite period and (ii) he can afford to suffer the
                                              --
complete loss of his investment in the Exercise Shares.

          (f) Registration; Restrictions on Sale upon Public Offering.  In
              -------------------------------------------------------
respect of any Shares purchased upon exercise of all or any portion of the Option, the Grantee shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of February 28, 1994 as the same may be amended, modified or supplemented from time to time (the "Registration Agreement"), among the Company and certain stockholders of the Company, to the extent set forth therein. Such Shares shall be entitled to the benefits of the Registration Agreement applicable to Registrable Securities (as defined therein). The Grantee agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Grantee will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

          (g) Section 83(b) Election.  The Grantee agrees that, within 20 days
              ----------------------
of any Exercise Date, he shall give notice to the Company as to whether or not he has made an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Exercise Shares purchased on such date, and acknowledges that he will be solely responsible for any and all tax liabilities payable by him in connection with his receipt of the Exercise
Shares or attributable to his making or failing to make such an election.

          7.  Representations and Warranties of the Company.  The Company
              ----------------------------------------------
represents and warrants to the Grantee that (a) the Company has been duly
                                             -
incorporated and is an existing corporation in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed
                        -
and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and (c) the Shares, when issued, delivered and paid for, upon exercise of the
     -
Option in accordance with the terms hereof and the Management Stock Subscription Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, the Management Stock Subscription Agreement or otherwise in connection with the transactions contemplated hereby.

          8.  Change in Control
              -----------------

          (a) Accelerated Vesting and Payment.  Unless the Committee shall
              -------------------------------
otherwise determine in the manner set forth in Section 8(b), in the event of a Change in Control, the Option shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for the Option.

          (b) Alternative Options.  Notwithstanding Section 8(a), no
              -------------------
cancellation, acceleration of exercisability, vesting or cash settlement or other payment shall occur with respect to the Option if the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that the Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an "Alternative Option") by the New Employer, provided that any such Alternative
                                           --------
Option must:

          (i) provide the Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under the Option, including, but not limited to, an identical or better exercise and vesting schedule, identical or better timing and methods of payment and, if the Alternative Options or the securities underlying them are not publicly traded, identical or better rights to require the Company or the New Employer to repurchase the Alternative Options;

          (ii) have substantially equivalent economic value to the Option (determined at the time of the Change in Control); and

          (iii) have terms and conditions which provide that in the event that the Grantee suffers an Involuntary Termination within two years following a Change in Control:

                 (A)   any conditions on the Grantee's rights under, or any
                  -
          restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be; or

                 (B)   the Grantee shall have the right to surrender such
                  -
          Alternative Option within 30 days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the equity security subject to the Alternative Option over the price, if any, that the Grantee would be required to pay to exercise such Alternative Option.

          (c)    Certain Definitions.
                 -------------------

          (i) "Change in Control" means the first to occur of the following events after the date hereof:

                 (A)   the acquisition by any person, entity or "group" (as
                  -
          defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than the Company, WESCO, the Subsidiaries, any employee benefit plan of the Company, WESCO or the Subsidiaries, or the C&D Fund, of 50% or more of the combined voting power of the Company's or WESCO's then outstanding voting securities;

                 (B)   the merger or consolidation of the Company or WESCO as a
                  -
          result of which persons who
          were stockholders of the Company or WESCO, as the case may be, immediately prior to such merger of consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

                 (C)   the liquidation or dissolution of the Company or WESCO;
                  -
          and

                 (D)   the sale, transfer or other disposition of all or
                  -
          substantially all of the assets of the Company or WESCO to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company or WESCO.

          (ii) "Change in Control Price" means the price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Board of Directors if any part of the offered price is payable other than in cash).

          (iii) "Involuntary Termination" means a termination by the New Employer for any reason.

          (iv) "New Employer" means the Grantee's employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

          (v) "Subsidiary" means any corporation a majority of whose outstanding voting securities is owned, directly or indirectly, by WESCO or the Company.

          9.     Certain Restrictions on Repurchases.
                 -----------------------------------

          (a)    Financing Agreements, etc.  Notwithstanding any other provision
                 -------------------------
of this Agreement, the Company shall not
be permitted to repurchase the Option from the Grantee if (i) such repurchase
                                                           -
would result in a violation of the terms or provisions of, or result in a default or an event of default under, (A) the Credit Facility, dated as of
                                       -
February 24, 1995 as the same may be amended, modified or supplemented from time to time (the "Credit Facility"), among WESCO, the lenders party thereto, Barclays Bank PLC, as administrative agent and Shawmut Capital Corporation, as collateral agent and (B) any indenture to be entered into with respect to debt
                      -
securities to be issued by WESCO in connection with or subsequent to the Acquisition as the same may be amended, modified or supplemented from time to time (an "Indenture") or (C) any other financing or security agreement or
                          -
document entered into in connection with the Acquisition, or the financing of the Acquisition or in connection with the operations of the Company or its subsidiaries from time to time as each may be amended, modified or supplemented from time to time (the Credit Facility, any Indenture and such other agreements and documents, are hereinafter referred to as the "Financing Agreements"), or
(ii) such repurchase would violate any of the terms or provisions of the
 --
Certificate of Incorporation of the Company, or (iii) the Company has no funds
                                                 ---
legally available therefor under the General Corporation Law of the State of Delaware.

          (b) Delay of Repurchase.  In the event that a repurchase by the
              -------------------
Company otherwise permitted under Section 4(c) is prevented solely by the terms of Section 9(a), (i) such repurchase will be postponed and will take place
                        -
without the application of further conditions or impediments (other than as set forth in Section 4 hereof or in this Section 9) at the first opportunity thereafter when the Company has funds legally available therefor and when such repurchase will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of the Company and (ii) such repurchase
                                                     --
commitment shall rank against other similar repurchase commitments with respect to shares of Common Stock or options in respect thereof according to priority in time of the effective date of the termination of employment in connection with any repurchase pursuant to an exercise of the option of the Company under Section 4(c)(i), the date upon which the Company receives written notice of such exercise, provided that any such
                                                      --------
repurchases as to which a common date determines priority under this clause
(ii) shall be of equal priority and shall share pro rata in any repurchase payments made pursuant to clause (i) above and provided, further, that (x) any
                                               --------  -------
repurchase commitment arising from Permanent Disability, death or Retirement at Normal Retirement Age or, in the case of shares of Common Stock, any repurchase commitment made by the Board pursuant to Section 6(b) of the Management Stock Subscription Agreement shall have priority over any other repurchase commitment and (y) all Section references in this clause (ii) shall be deemed to refer to
     -
the corresponding Section of this Agreement or the Management Stock
Subscription Agreement, as the case may be, and to any similar provision of any other management stock option or stock subscription agreement to which the Company is or becomes a party.

          (c) Purchase Price Adjustment.  In the event that a repurchase of the
              -------------------------
Covered Option from the Grantee is delayed pursuant to this Section 9, the purchase price for such option when the repurchase of such option eventually takes place as contemplated by Section 9(b) shall be the sum of (i) the Purchase
                                                                 -
Price of such Covered Option determined in accordance with Section 4(g) at the time that the repurchase of such Option would have occurred but for the operation of this Section 9, plus (ii) an amount equal to interest on such
                                   --
Purchase Price for the period from the date on which the completion of the repurchase would have taken place but for the operation of this Section 9 to the date on which such repurchase actually takes place (the "Delay Period") at a rate equal to the weighted average cost of the Company's bank indebtedness obligations outstanding during the Delay Period.

          10. No Rights as Stockholder.  The Grantee shall have no voting or
              ------------------------
other rights as a stockholder of the Company with respect to any Shares covered by the Option until the exercise of the Option and the issuance of a certificate or certificates to him for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

          11. Capital Adjustments.  The number and price of the Shares
              -------------------
covered by the Option shall be proportionately adjusted to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. Subject to any required action by the stock holders of the Company and Section 8 hereof, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Option shall pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Option would have been entitled to receive in connection with such event.

          12. Miscellaneous.
              -------------

          (a) Notices. All notices and other communications required or
              -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, the C&D Fund or the Grantee, as the case may be, at the following addresses or to such other address as the Company, the C&D Fund or the Grantee, as the case may be, shall specify by notice to the others:

          (i)  if to the Company, to it at:

               CDW Holding Corporation
               c/o WESCO Distribution, Inc.
               Commerce Court, Suite 700
               Four Station Square
               Pittsburgh, Pennsylvania  15219

               Attention:  Chairman
               ---------

         (ii) if to the Grantee, to the Grantee at the address set forth on the signature page hereof.

        (iii)  if to the C&D Fund, to:

               The Clayton & Dubilier Private Equity
                 Fund IV Limited Partnership
               270 Greenwich Avenue
               Greenwich, Connecticut  06830
               Attention:  Clayton & Dubilier Associates
               ---------
                             IV Limited Partnership,
                             Joseph L. Rice, III

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.
Copies of any notice or other communication given under this Agreement shall also be given to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue, 18th Floor
               New York, New York 10152
               Attention:  William Barbe
               ---------

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022
               Attention:  George E.B. Maguire, Esq.
               ---------

The C&D Fund also shall be given a copy of any notice or other communication between the Grantee and the Company under this Agreement at its address as set forth above.

          (b) Binding Effect; Benefits.  This Agreement shall be binding upon
              ------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as provided in Section 4, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)    Waiver; Amendment.
                 -----------------

          (i) Waiver.  Any party hereto or beneficiary hereof, may, by written
              ------
     notice to the other parties (A) extend the time for the performance of any
                                  -
     of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of
                 -
     the other parties contained in this Agreement and (C) waive or modify
                                                        -
     performance of any of the obligations of the other parties under this Agreement, provided that any waiver of the provisions of Section 4 must be
                --------
     consented to in writing by the C&D Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

         (ii) Amendment. This Agreement may not be amended, modified or
              ---------
     supplemented orally, but only by a written instrument executed by the Grantee and the Company, and (in the case of any amendment, modification or supplement that adversely affects the rights of the C&D Fund hereunder) must be consented to by the C&D Fund in writing.

          (d) Assignability.  Neither this Agreement nor any right, remedy,
              -------------
obligation or liability arising hereunder or, by reason hereof shall be assignable by the Company or the Grantee without the prior written consent of the other parties and the C&D Fund. The C&D Fund may assign from time to time all or any portion of its rights under Section 4 to one or more persons or other entities designated by it.

          (e) Applicable Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

          (f) Section and Other Headings, etc.  The section and other headings
              --------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In this Agreement all references to "dollars" or "$" are to United States dollars.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          (h) Delegation by the Board.  All of the powers, duties and
              -----------------------
responsibilities of the Board specified in this

Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

          IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

                         CDW HOLDING CORPORATION


                         By: /s/
                            ------------------------------------
                            Name:    Richard J. Marshuetz
                            Title:   Vice President,
                                     Chief Financial &
                                     Administrative Officer


                         THE GRANTEE:


                         By: /s/
                            ------------------------------------
                            Name:


                         Address of the Grantee:

                         1700 Enfield Street
                         Fort Collins, CO  80526


Total Number of Shares
of Common Stock for the
Purchase of Which an
Option Has Been Granted:  100